SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           (Amendment No.         )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  | |

check the appropriate box:

| | Preliminary Proxy Statement

| | Definitive Proxy Statement

|X| Definitive Additional Materials

| | Soliciting Material Pursuant to Section 14a-11(c) or Section 14a-12

| | Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))



                                  RTI Inc.
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                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

| | $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

| | $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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| | Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount previously paid:

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        2) Form, Schedule or Registration Statement No.:

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        3) Filing Party:

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        4) Date Filed:

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                             **IMPORTANT REMINDER**
                               ------------------

                     ANNUAL MEETING OF RTI INC. SHAREHOLDERS


Dear Shareholder:

       Proxy material was recently mailed to you for an Annual Meeting of RTI Inc. shareholders to be held on August 6, 1996. According to our records, your proxy for the meeting has not yet been received.


                            YOUR VOTE IS IMPORTANT
                            ----------------------


       Regardless of the number of shares you own, your vote is very important. To insure that your shares are represented at the annual meeting, and to save your company the expense of additional mailings, we urge you to sign, date and
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return the enclosed proxy in the envelope provided.


                           THE BOARD'S RECOMMENDATION
                           --------------------------


       The Board of Directors of RTI Inc. recommend that you vote FOR each of the proposals on the proxy.

       If you have any questions, or need assistance in filling out your proxy, please feel free to call me at 1-800-874-8980.

       Thank you for your cooperation and support.


                                     On behalf of the Board of Directors,

                                     Theo W. Muller
                                     President





                       IF YOU HAVE ALREADY MAILED YOUR PROXY,
               PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.